EXHIBIT 10.11

                        FORM OF

             TERMINATION BENEFITS AGREEMENT
   AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1993

[See Schedule A attached hereto for a list of parties to, and dates of, the Termination Benefits Agreements]

     This Agreement, dated as of January 1, 1993, by  and
among  IPALCO  ENTERPRISES, INC., an Indiana  corporation
having  its  principal executive offices at  25  Monument
Circle,    Indianapolis,   Indiana    46204   ("IPALCO"),
INDIANAPOLIS   POWER   &  LIGHT   COMPANY,   an   Indiana
corporation having its principal executive offices at  25
Monument  Circle,  Indianapolis, Indiana   46204  ("IPL")
(both  IPALCO  and  IPL  being collectively  referred  to
herein  as  the  "Company"), and   , an Indiana  resident
whose mailing address is    (the "Executive").

                    R E C I T A L S

     The following facts are true:

     A. The Executive is serving the Company as a key executive officer, and is expected to continue to make a major contribution to the profitability, growth, and financial strength of the Company.

     B. The Company considers the continued services of the Executive to be in the best interests of the Company and its shareholders, and desires to assure itself of the availability of such continued services in the future on an objective and impartial basis and without distraction or conflict of interest in the event of an attempt to obtain control of the Company.

     C.  The Executive is willing to remain in the employ
of  the  Company upon the understanding that the  Company
will provide him with income security upon the terms  and
subject  to  the  conditions  contained  herein  if   his
employment is terminated by the Company without cause or if he voluntarily terminates his employment for good reason.

     D.  If the Company and Executive entered into one or
more   Termination  Benefits  Agreements  prior  to  this
Agreement (the "Prior Termination Benefits Agreements"), this Agreement is intended to supersede and replace the Prior Termination Benefits Agreements.

                   A G R E E M E N T

     In consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Company and the Executive agree as follows:

     1.   Undertaking.  The Company agrees to pay to  the
Executive the termination benefits specified in paragraph
2 hereof if (a) control of IPALCO is acquired (as defined
in  paragraph  3(a)  hereof)  during  the  term  of  this
Agreement  (as described in paragraph 5 hereof)  and  (b)
within  three (3) years after the acquisition of  control
occurs  (i) the Company terminates the employment of  the
Executive for any reason other than Cause (as defined  in
paragraph 3(b) hereof), death, the Executive's attainment
of age sixty-five (65) or total and permanent disability,
or   (ii)   the  Executive  voluntarily  terminates   his
employment for Good Reason (as defined in paragraph 3(c) hereof).

     2.   Termination  Benefits.   If  the  Executive  is
entitled to termination benefits pursuant to paragraph  1
hereof, the Company agrees to pay to the Executive as termination benefits in a lump-sum payment within five
(5) calendar days of the termination of the Executive's employment an amount to be computed by multiplying (i) the Executive's average annual compensation (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")) payable by the Company which was includable in the gross income of the Executive for the most recent five (5) calendar years ending coincident with or immediately before the date on which control of the Company is acquired (or such portion of such period during which the Executive was an employee of the Company), by (ii) two hundred ninety-nine and ninety-nine one hundredths percent (299.99%). For purposes of this Agreement, employment and compensation paid by any direct or indirect subsidiary of the Company will be deemed to be employment and compensation paid by the Company.

     3.  Definitions.

            (a)    As   used   in  this  Agreement,   the
       "acquisition of control" means:

               (i)  The  acquisition by  any  individual,
            entity  or  group  (within  the  meaning   of
            Section   13(d)(3)   or   14(d)(2)   of   the
            Securities  Exchange Act of 1934, as  amended
            (the   "Exchange  Act"))  (a   "Person")   of
            beneficial  ownership (within the meaning  of
            Rule  13d-3  promulgated under  the  Exchange
            Act)  of  twenty  percent (20%)  or  more  of
            either  (A)  the then outstanding  shares  of
            common  stock  of  IPALCO  (the  "Outstanding
            IPALCO  Common  Stock") or (B)  the  combined
            voting  power of the then outstanding  voting
            securities   of  IPALCO  entitled   to   vote
            generally  in the election of directors  (the
            "Outstanding   IPALCO  Voting   Securities");
            provided,   however,   that   the   following
            acquisitions   shall   not   constitute    an
            acquisition  of control:  (A) any acquisition
            directly    from    IPALCO   (excluding    an
            acquisition  by virtue of the exercise  of  a
            conversion  privilege), (B)  any  acquisition
            by   IPALCO,  (C)  any  acquisition  by   any
            employee  benefit  plan  (or  related  trust)
            sponsored  or  maintained by IPALCO,  IPL  or
            any  corporation controlled by IPALCO or  (D)
            any  acquisition by any corporation  pursuant
            to     a     reorganization,    merger     or
            consolidation,     if,     following     such
            reorganization, merger or consolidation, the conditions described in clauses (A), (B) and
            (C)  of  subsection (iii) of  this  paragraph
            3(a) are satisfied;

               (ii)   Individuals who,  as  of  the  date
            hereof, constitute the Board of Directors  of
            IPALCO (the "Incumbent Board") cease for  any
            reason  to constitute at least a majority  of
            the   Board  of  Directors  of  IPALCO   (the
            "Board");   provided,   however,   that   any
            individual becoming a director subsequent  to
            the   date   hereof   whose   election,    or
            nomination    for   election   by    IPALCO's
            shareholders, was approved by a  vote  of  at
            least  a  majority  of  the  directors   then
            comprising  the  Incumbent  Board  shall   be
            considered as though such individual  were  a
            member   of   the   Incumbent   Board,    but
            excluding,   for  this  purpose,   any   such
            individual   whose  initial   assumption   of
            office  occurs  as  a  result  of  either  an
            actual  or  threatened election  contest  (as
            such  terms  are  used  in  Rule  14a-11   of
            Regulation   14A   promulgated   under    the
            Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii)  Approval  by  the  shareholders  of
            IPALCO   of   a  reorganization,  merger   or
            consolidation,   in   each   case,    unless,
            following  such  reorganization,  merger   or
            consolidation,  (A) more than  sixty  percent
            (60%)  of, respectively, the then outstanding
            shares  of  common stock of  the  corporation
            resulting  from  such reorganization,  merger
            or  consolidation  and  the  combined  voting
            power   of   the   then  outstanding   voting
            securities  of such corporation  entitled  to
            vote  generally in the election of  directors
            is   then  beneficially  owned,  directly  or
            indirectly,  by all or substantially  all  of
            the  individuals and entities  who  were  the
            beneficial  owners,  respectively,   of   the
            Outstanding   IPALCO   Common    Stock    and
            Outstanding    IPALCO    Voting    Securities
            immediately  prior  to  such  reorganization,
            merger or consolidation in substantially  the
            same    proportions   as   their   ownership,
            immediately  prior  to  such  reorganization,
            merger  or  consolidation, of the Outstanding
            IPALCO  Stock  and Outstanding IPALCO  Voting
            Securities,  as  the  case  may  be,  (B)  no
            Person   (excluding  IPALCO,   any   employee
            benefit plan or related trust of IPALCO,  IPL
            or   such  corporation  resulting  from  such
            reorganization,  merger or consolidation  and
            any  Person  beneficially owning, immediately
            prior  to  such  reorganization,  merger   or
            consolidation  and  any  Person  beneficially
            owning,    immediately    prior    to    such
            reorganization,   merger  or   consolidation,
            directly or indirectly, twenty percent  (20%)
            or  more  of  the Outstanding  IPALCO  Common
            Stock  or  Outstanding Voting Securities,  as
            the  case may be) beneficially owns, directly
            or  indirectly, twenty percent (20%) or  more
            of,   respectively,  the   then   outstanding
            shares  of  common stock of  the  corporation
            resulting  from  such reorganization,  merger
            or   consolidation  or  the  combined  voting
            power   of   the   then  outstanding   voting
            securities  of such corporation  entitled  to
            vote  generally in the election of  directors
            and  (C)  at least a majority of the  members
            of  the board of directors of the corporation
            resulting  from  such reorganization,  merger
            or   consolidation  were   members   of   the
            Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation;

               (iv)   Approval  by  the  shareholders  of
            IPALCO  of  (A)  a  complete  liquidation  or
            dissolution  of  IPALCO or (B)  the  sale  or
            other  disposition  of all  or  substantially
            all of the assets of IPALCO, other than to  a
            corporation, with respect to which  following
            such  sale or other disposition (1) more than
            sixty  percent  (60%) of,  respectively,  the
            then  outstanding shares of common  stock  of
            such  corporation  and  the  combined  voting
            power   of   the   then  outstanding   voting
            securities  of such corporation  entitled  to
            vote  generally in the election of  directors
            is   then  beneficially  owned,  directly  or
            indirectly,  by all or substantially  all  of
            the  individuals and entities  who  were  the
            beneficial  owners,  respectively,   of   the
            Outstanding   IPALCO   Common    Stock    and
            Outstanding    IPALCO    Voting    Securities
            immediately  prior  to  such  sale  or  other
            disposition   in   substantially   the   same
            proportion  as  their ownership,  immediately
            prior  to such sale or other disposition,  of
            the   Outstanding  IPALCO  Common  Stock  and
            Outstanding IPALCO Voting Securities, as  the
            case  may be, (2) no Person (excluding IPALCO
            and  any  employee benefit  plan  or  related
            trust of IPALCO, IPL or such corporation  and
            any  Person  beneficially owning, immediately
            prior  to  such  sale  or other  disposition,
            directly or indirectly, twenty percent  (20%)
            or  more  of  the Outstanding  IPALCO  Common
            Stock    or    Outstanding   IPALCO    Voting
            Securities,  as the case may be) beneficially
            owns,  directly or indirectly, twenty percent
            (20%)  or  more  of, respectively,  the  then
            outstanding  shares of common stock  of  such
            corporation and the combined voting power  of
            the  then  outstanding voting  securities  of
            such  corporation entitled to vote  generally
            in  the  election  of directors  and  (3)  at
            least  a majority of the members of the board
            of   directors   of  such  corporation   were
            members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of IPALCO; or

               (v)    The  closing,  as  defined  in  the
            documents relating to, or as evidenced  by  a
            certificate   of   any   state   or   federal
            governmental authority in connection with,  a
            transaction   approval  of   which   by   the
            shareholders of IPALCO would constitute an "acquisition of control" under subsection
            (iii)  or (iv) of this section 3(a)  of  this
            Agreement.

            Notwithstanding  anything contained  in  this
       Agreement  to  the  contrary, if  the  Executive's
       employment  is  terminated before an  "acquisition
       of  control" as defined in this section  3(a)  and
       the  Executive reasonably demonstrates  that  such
       termination  (i)  was at the request  of  a  third
       party  who  has  indicated an intention  or  taken
       steps   reasonably   calculated   to   effect   an
       "acquisition  of control" and who  effectuates  an
       "acquisition  of  control" (a  "Third  Party")  or
       (ii) otherwise occurred in connection with, or  in
       anticipation  of,  an  "acquisition  of   control"
       which actually occurs, then for all purposes of this Agreement, the date of an "acquisition of control" with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

            (b)   As  used  in this Agreement,  the  term
       "Cause"   means   fraud,  dishonesty,   theft   of
       corporate  assets,  or other gross  misconduct  by
       the  Executive.   Notwithstanding  the  foregoing,
       the Executive shall not be deemed to have been terminated for cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to him and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Executive was guilty of conduct set forth above in the first sentence of the subsection and specifying the particulars thereof in detail.

            (c)   As  used  in this Agreement,  the  term
       "Good   Reason"  means,  without  the  Executive's
       written   consent,   (i)   a   demotion   in   the
       Executive's  status, position or  responsibilities
       which,  in  his  reasonable  judgment,  does   not
       represent  a  promotion from his status,  position
       or   responsibilities  as  in  effect  immediately
       prior   to   the  change  in  control;  (ii)   the
       assignment  to  the Executive  of  any  duties  or
       responsibilities   which,   in   his    reasonable
       judgment,  are  inconsistent  with  such   status,
       position  or responsibilities; or any  removal  of
       the  Executive  from or failure  to  reappoint  or
       reelect  him to any of such positions,  except  in
       connection  with the termination of his employment
       for  total  and  permanent  disability,  death  or
       Cause  or by him other than for Good Reason; (iii)
       a  reduction  by  the Company in  the  Executive's
       base salary as in effect on the date hereof or  as
       the  same  may  be  increased from  time  to  time
       during   the  term  of  this  Agreement   or   the
       Company's failure to increase (within twelve  (12)
       months  of the Executive's last increase  in  base
       salary)  the  Executive's  base  salary  after   a
       change  in  control in an amount  which  at  least
       equals,   on  a  percentage  basis,  the   average
       percentage  increase  in  base  salary   for   all
       executive  and  senior  officers  of  the  Company
       effected  in  the  preceding twelve  (12)  months;
       (iv)  the  relocation  of the principal  executive
       offices  of  IPALCO  or IPL, whichever  entity  on
       behalf   of   which  the  Executive   performs   a
       principal function of that entity as part  of  his
       employment  services,  to a location  outside  the
       Indianapolis,  Indiana metropolitan  area  or  the
       Company's  requiring him to be based at any  place
       other than the location at which he performed  his
       duties  prior to a change in control,  except  for
       required  travel on the Company's business  to  an
       extent  substantially consistent with his business
       travel  obligations at the time  of  a  change  in
       control;  (v)  the  failure  by  the  Company   to
       continue  in effect any incentive, bonus or  other
       compensation   plan   in   which   the   Executive
       participates,  including but not  limited  to  the
       Company's   stock  option  and  restricted   stock
       plans,  unless an equitable arrangement  (embodied
       in  an  ongoing  substitute or alternative  plan),
       with  which he has consented, has been  made  with
       respect  to  such  plan  in  connection  with  the
       change  in control, or the failure by the  Company
       to  continue  his  participation therein,  or  any
       action  by  the  Company which would  directly  or
       indirectly  materially  reduce  his  participation
       therein;  (vi)  the  failure  by  the  Company  to
       continue  to  provide the Executive with  benefits
       substantially similar to those enjoyed by  him  or
       to   which  he  was  entitled  under  any  of  the
       Company's    pension,   profit    sharing,    life
       insurance,  medical, dental, health and  accident,
       or  disability plans in which he was participating
       at  the time of a change in control, the taking of
       any action by the Company which would directly  or
       indirectly materially reduce any of such  benefits
       or  deprive  him  of any material  fringe  benefit
       enjoyed by him or to which he was entitled at  the
       time  of the change in control, or the failure  by
       the  Company  to provide him with  the  number  of
       paid  vacation and sick leave days to which he  is
       entitled  on  the basis of years of  service  with
       the  Company  in  accordance  with  the  Company's
       normal  vacation  policy in  effect  on  the  date
       hereof;  (vii)  the  failure  of  the  Company  to
       obtain   a   satisfactory   agreement   from   any
       successor  or assign of the Company to assume  and
       agree  to  perform  this  Agreement;  (viii)   any
       purported    termination   of   the    Executive's
       employment which is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph 4(c) hereof (and, if applicable, paragraph 3(b) hereof); and for purposes of this Agreement, no such purported termination shall be effective; or (ix) any request by the Company that the Executive participate in an unlawful act or take any action constituting a breach of the Executive's professional standard of conduct.

            Notwithstanding  anything in  this  paragraph
       3(c)  to  the contrary, the Executive's  right  to
       terminate   his   employment  pursuant   to   this
       paragraph 3(c) shall not be affected by his incapacity due to physical or mental illness.

    4. Additional Provisions.

            (a)   Enforcement of Agreement.  The  Company
       is  aware that upon the occurrence of a change  in
       control  the  Board of Directors or a  shareholder
       of  the Company may then cause or attempt to cause
       the   Company  to  refuse  to  comply   with   its
       obligations under this Agreement, or may cause  or
       attempt to cause the Company to institute, or  may
       institute,   litigation  seeking  to   have   this
       Agreement declared unenforceable, or may  take  or
       attempt   to  take  other  action  to   deny   the
       Executive   the  benefits  intended   under   this
       Agreement.   In these circumstances,  the  purpose
       of  this Agreement could be frustrated.  It is the
       intent  of the Company that the Executive  not  be
       required  to  incur the expenses  associated  with
       the   enforcement   of  his  rights   under   this
       Agreement  by  litigation or other  legal  action,
       nor  be  bound to negotiate any settlement of  his
       rights hereunder, because the cost and expense  of
       such    legal    action   or   settlement    would
       substantially  detract from the benefits  intended
       to   be   extended  to  the  Executive  hereunder.
       Accordingly, if following a change in  control  it
       should  appear to the Executive that  the  Company
       has  failed  to comply with any of its obligations
       under  this  Agreement or in the  event  that  the
       Company  or any other person takes any  action  to
       declare  this Agreement void or unenforceable,  or
       institutes  any litigation or other  legal  action
       designed to deny, diminish or to recover from  the
       Executive the benefits entitled to be provided  to
       the  Executive  hereunder and that  the  Executive
       has  complied  with  all of his obligations  under
       this    Agreement,    the   Company    irrevocably
       authorizes  the  Executive from time  to  time  to
       retain  counsel of his choice, at the  expense  of
       the  Company  as provided in this paragraph  4(a),
       to  represent the Executive in connection with the
       initiation or defense of any litigation  or  other
       legal  action,  whether  such  action  is  by   or
       against  the  Company  or any  director,  officer,
       shareholder, or other person affiliated  with  the
       Company,  in  any  jurisdiction.   Notwithstanding
       any     existing    or    prior    attorney-client
       relationship   between  the   Company   and   such
       counsel, the Company irrevocably consents  to  the
       Executive   entering   into   an   attorney-client
       relationship  with  such  counsel,  and  in   that
       connection  the  Company and the  Executive  agree
       that   a  confidential  relationship  shall  exist
       between  the  Executive  and  such  counsel.   The
       reasonable  fees and expenses of counsel  selected
       from  time to time by the Executive as hereinabove
       provided  shall  be  paid  or  reimbursed  to  the
       Executive  by  the Company on a regular,  periodic
       basis  upon  presentation by the  Executive  of  a
       statement  or statements prepared by such  counsel
       in  accordance with its customary practices, up to
       a  maximum  aggregate  amount  of  $500,000.   Any
       legal  expenses incurred by the Company by  reason
       of   any  dispute  between  the  parties   as   to
       enforceability of or the terms contained in this Agreement, notwithstanding the outcome of any such dispute, shall be the sole responsibility of the Company, and the Company shall not take any action to seek reimbursement from the Executive for such expenses.

            (b)   Severance  Pay; No  Duty  to  Mitigate.
       The  amounts payable to the Executive  under  this
       Agreement shall not be treated as damages  but  as
       severance  compensation to which the Executive  is
       entitled   by   reason  of  termination   of   his
       employment  in  the circumstances contemplated  by
       this   Agreement.   The  Company  shall   not   be
       entitled  to  set off against the amounts  payable
       to   the  Executive  any  amounts  earned  by  the
       Executive  in  other employment after  termination
       of   his  employment  with  the  Company,  or  any
       amounts which might have been earned by the Executive in other employment had he sought such other employment.

            (c)   Notice  of Termination.  Any  purported
       termination  by  the Company or by  the  Executive
       shall   be  communicated  by  written  Notice   of
       Termination   to   the  other  party   hereto   in
       accordance   with  paragraph  4(k)  hereof.    For
       purposes   of   this  Agreement,  a   "Notice   of
       Termination"  shall  mean  a  notice  which  shall
       indicate  the  specific termination  provision  in
       this Agreement relied upon and shall set forth  in
       reasonable  detail  the  facts  and  circumstances
       claimed to provide a basis for termination of  his
       employment under the provision so indicated.   For
       purposes  of  this  Agreement, no  such  purported
       termination   shall  be  effective  without   such
       Notice of Termination.

            (d)   Internal  Revenue  Code.   Anything  in
       this  Agreement  to the contrary  notwithstanding,
       in  the  event  that Deloitte & Touche  determines
       that  any  payment by the Company to  or  for  the
       benefit of the Executive pursuant to the terms  of
       this  Agreement  would  be  nondeductible  by  the
       Company  for  federal income tax purposes  because
       of  Section  280G  of the Code,  then  the  amount
       payable  to  or  for the benefit of the  Executive
       pursuant  to this Agreement shall be reduced  (but
       not  below  zero)  to the maximum  amount  payable
       without  causing  the payment to be  nondeductible
       by  the  Company because of Section  280G  of  the
       Code.   Such  determination by Deloitte  &  Touche
       shall be conclusive and binding upon the parties.

            (e)   Assignment.  This Agreement shall inure
       to  the benefit of and be binding upon the parties
       hereto    and    their    respective    executors,
       administrators,  heirs, personal  representatives,
       successors,   and   assigns,  but   neither   this
       Agreement nor any right hereunder may be  assigned
       or   transferred  by  either  party  hereto,   any
       beneficiary, or any other person, nor  be  subject
       to   alienation,   anticipation,   sale,   pledge,
       encumbrance,  execution,  levy,  or  other   legal
       process  of  any  kind against the Executive,  his
       beneficiary  or any other person.  Notwithstanding
       the   foregoing,  the  Company  will  assign  this
       Agreement to any corporation or other business entity succeeding to substantially all of the business and assets of the Company by merger, consolidation, sale of assets, or otherwise and shall obtain the assumption of this Agreement by such successor.

            (f)    Entire   Agreement.   This   Agreement
       contains the entire agreement between the  parties
       with  respect to the subject matter  hereof.   All
       representations,   promises,    and    prior    or
       contemporaneous understandings among  the  parties
       with   respect  to  the  subject  matter   hereof,
       including    any   Prior   Termination    Benefits
       Agreements, are merged into and expressed in  this
       Agreement,   and  any  and  all  prior  agreements
       between the parties with respect to the subject matter hereof are hereby cancelled.

            (g) Amendment. This Agreement shall not be amended, modified, or supplemented without the written agreement of the parties at the time of such amendment, modification, or supplement.

            (h) Governing Law. This Agreement shall be governed by and subject to the laws of the State of Indiana.

            (i)    Severability.    The   invalidity   or
       unenforceability  of any particular  provision  of
       this   Agreement  shall  not  affect   the   other
       provisions, and this Agreement shall be  construed
       in   all   respects   as  if   such   invalid   or
       unenforceable provision had not been contained herein.

            (j)    Captions.    The  captions   in   this
       Agreement are for convenience and identification purposes only, are not an integral part of this Agreement, and are not to be considered in the interpretation of any part hereof.

            (k)     Notices.     Except   as    otherwise
       specifically  provided  in  this  Agreement,   all
       notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or sent by registered or certified mail, postage prepaid, addressed as set forth above, or to such other address as shall be furnished in writing by any party to the others.

            (l)     Waivers.     Except   as    otherwise
       specifically   provided  in  this  Agreement,   no
       waiver  by  either party hereto of any  breach  by
       the  other  party  hereto  of  any  condition   or
       provision  of  this Agreement to be  performed  by
       such  other  party shall be deemed to be  a  valid
       waiver  unless such waiver is in writing or,  even
       if  in writing, shall be deemed to be a waiver  of
       a   subsequent   breach  of  such   condition   or
       provision or a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

            (m)    Gender.   The  use  of  the  masculine
       gender throughout this Agreement is solely for convenience; thus, in cases where the Executive is female, the feminine gender shall be deemed to be used in place of the masculine gender.


    5.   Term  of  this Agreement.  This Agreement  shall
remain  in  effect  until January 1, 1998  or  until  the
expiration  of any extension thereof.  The term  of  this
Agreement  shall be automatically extended  for  one  (1)
year periods without further action of the parties as  of
January 1, 1994 and each succeeding January 1 thereafter,
unless  IPALCO  shall have served written notice  to  the
Executive prior to January 1, 1994 or prior to January  1
of each succeeding year, as the case may be, of its intention that the Agreement shall terminate at the end of the five (5) year period that begins with the January 1 following the date of such written notice.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

               IPALCO ENTERPRISES, INC.


               By:
Attest:




               INDIANAPOLIS POWER & LIGHT COMPANY


               By:

Attest:








                       SCHEDULE A
                           TO
             TERMINATION BENEFITS AGREEMENT
   As Amended and Restated, Effective January 1, 1993

By   and  among  IPALCO  Enterprises,  Inc.,  Mid-America
Capital Resources, Inc. and the following individuals:

Joseph A. Gustin
Daniel L. Short
Clark L. Snyder (effective January 1, 1995)
William A. Tracy
Kevin P. Greisl (effective December 25, 1995)

By and among IPALCO Enterprises, Inc., Indianapolis Power
& Light Company and the following individuals:

Michael G. Banta (effective July 1, 1995)
John C. Berlier, Jr.
John R. Brehm
Max Califar
Ralph E. Canter (effective May 1, 1995)
John R. Hodowal
Ramon L. Humke
Donald W. Knight
David J. McCarthy (effective January 1, 1996)
Paul S. Mannweiler (effective January 1, 1997)
Steven L. Meyer
Stephen J. Plunkett
Robert W. Rawlings
Joseph A. Slash
Bryan G. Tabler (effective as of October 1, 1994)
Gerald D. Waltz
John D. Wilson

By and between IPALCO Enterprises, Inc. and the following individuals:

N. Stuart Grauel
Susan Hanafee (effective May 1, 1995)
Michael P. Holstein (effective May 1, 1996)
Thomas A. Steiner (effective May 1, 1996)

By  and among IPALCO Enterprises, Inc. and Store Heat and
Produce Energy, Inc. and the following individual:

Michael J. Farmer (effective as of February 6, 1995)